© PPL Corporation 2011
PPL Corporation
2nd Quarter Earnings Call
August 5, 2011
Exhibit 99.2

© PPL Corporation 2011
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform
Act of 1995. Actual results may differ materially from such forward-
looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.
Cautionary Statements and Factors
That May Affect Future Results

© PPL Corporation 2011
J. H. Miller
W. H. Spence
P. A. Farr
Agenda
Second Quarter 2011 Earnings and Outlook
Segment Results and Financial Overview
Operational Review
Q&A

© PPL Corporation 2011
Second Quarter
Reported Earnings
Second Quarter
Earnings from Ongoing Operations
Year-to-Date
Reported Earnings
Year-to-Date
Earnings from Ongoing Operations
Earnings Results
 4  ©  PPL Corporation 2011  Earnings Results  $0.35  $0.22  $0.00  $0.50  $1.00  2Q  2010  2Q  2011  $0.62  $0.45  $0.00  $0.50  $1.00  2Q  2010  2Q  2011  Second  Quarter  Reported Earnings  Second  Quarter Earnings from Ongoing Operations  Per SharePer Share  Note:  See  Appendix for  the reconciliation of earnings  from  ongoing operations  to  reported  earnings.  $1.14  $0.88  $0.00  $0.50  $1.00  $1.50  $2.00  YTD 2010  YTD 2011  $1.56  $1.26  $0.00  $0.50  $1.00  $1.50  $2.00  YTD 2010  YTD  2011  Year-to-Date  Reported Earnings  Year-to-Date Earnings from Ongoing Operations  Per SharePer Share  4  ©  PPL Corporation 2011  Earnings Results  $0.35  $0.22  $0.00  $0.50  $1.00  2Q  2010  2Q  2011  $0.62  $0.45  $0.00  $0.50  $1.00  2Q  2010  2Q  2011  Second  Quarter  Reported Earnings  Second  Quarter Earnings from Ongoing Operations  Per SharePer Share  Note:  See  Appendix for  the reconciliation of earnings  from  ongoing operations  to  reported  earnings.  $1.14  $0.88  $0.00  $0.50  $1.00  $1.50  $2.00  YTD 2010  YTD 2011  $1.56  $1.26  $0.00  $0.50  $1.00  $1.50  $2.00  YTD 2010  YTD  2011  Year-to-Date  Reported Earnings  Year-to-Date Earnings from Ongoing Operations  Per SharePer Share

© PPL Corporation 2011
$3.13
$2.75
$/Share
(1) Based on mid-point of forecasted earnings range.
Note: See appendix for reconciliation of earnings from ongoing operations to reported earnings.
(1)
$2.50
2010A
2011E
2011 Earnings from Ongoing Operations Forecast
 5  ©  PPL Corporation 2011  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  $3.00  $3.50  $4.00  2010A  2011E 2011 Earnings from Ongoing Operations Forecast 27%  73%  Regulated  Competitive  $3.13  $2.75  $/Share (1)  Based on mid- point of forecasted earnings range.  Note:  See appendix for reconciliation of earnings  from ongoing operations to reported earnings.  (1)  $2.50  60%  40%  Regulated  Competitive  2010A 2011E  5  ©  PPL Corporation 2011  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  $3.00  $3.50  $4.00  2010A  2011E 2011 Earnings from Ongoing Operations Forecast 27%  73%  Regulated  Competitive  $3.13  $2.75  $/Share (1)  Based on mid- point of forecasted earnings range.  Note:  See appendix for reconciliation of earnings  from ongoing operations to reported earnings.  (1)  $2.50  60%  40%  Regulated  Competitive  2010A 2011E

© PPL Corporation 2011
 ($0.17)
 $0.62
 $0.45
 Total
 (0.31)
 0.43
 0.12
Supply
 0.02
 0.04
 0.06
Pennsylvania Regulated
 0.06
 0.15
 0.21
International Regulated
 $0.06
 $ -
 $0.06
Kentucky Regulated
Change
2010
2011
Q2
Q2
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Ongoing Earnings Overview

© PPL Corporation 2011
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2nd Quarter
2010 EPS - Ongoing Earnings		$0.15
Delivery Revenue	0.03
Financing	(0.01)
Income Taxes & Other	(0.02)
Midlands	0.16
Dilution	(0.10)
Total		0.06
2011 EPS - Ongoing Earnings		$0.21
International Regulated Segment
Earnings Drivers

© PPL Corporation 2011
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2nd Quarter
2010 EPS - Ongoing Earnings		$0.04
Electric Delivery Margins	0.03
O&M	0.01
Income taxes & other	0.01
Dilution	(0.03)
Total		0.02
2011 EPS - Ongoing Earnings		$0.06
Pennsylvania Regulated Segment
Earnings Drivers

© PPL Corporation 2011
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2nd Quarter
2010 EPS - Ongoing Earnings		$0.43
Margins - East	(0.20)
O&M	(0.06)
Discontinued Operations	0.01
Dilution	(0.06)
Total		(0.31)
2011 EPS - Ongoing Earnings		$0.12
Supply Segment Earnings Drivers

© PPL Corporation 2011
Millions of Dollars
(1) 2010 Free Cash Flow includes two months of the results of the Kentucky Regulated segment.
Note: See Appendix for reconciliation of free cash flow before dividends to cash from operations.
(1)
2011
Forecast
Free Cash Flow before Dividends
 10  ©  PPL Corporation 2011  $600  $531  ( $ 290)  ( $ 400)  ( $ 300)  ( $ 200)  ( $ 100) $0  $100  $200  $300  $400  $500  $600  $700  2009 Actual  2010  Actual Free Cash Flow before Dividends  Millions of Dollars (1)  2010  Free Cash  Flow  includes two  months  of  the results  of  the  Kentucky  Regulated  segment.  Note:  See Appendix  for  reconciliation  of  free  cash  flow  before  dividends to  cash  from  operations. (1)  2011  Forecast  10  ©  PPL Corporation 2011  $600  $531  ( $ 290)  ( $ 400)  ( $ 300)  ( $ 200)  ( $ 100) $0  $100  $200  $300  $400  $500  $600  $700  2009 Actual  2010  Actual Free Cash Flow before Dividends  Millions of Dollars (1)  2010  Free Cash  Flow  includes two  months  of  the results  of  the  Kentucky  Regulated  segment.  Note:  See Appendix  for  reconciliation  of  free  cash  flow  before  dividends to  cash  from  operations. (1)  2011  Forecast

© PPL Corporation 2011
$/Share
Annualized
A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Ongoing EPS based on mid-point of forecast.  Annualized dividend based on 1st quarter declaration.  Actual dividends to be determined by Board of Directors.

(2) From only regulated segments.
(2)
(1)
Dividend Profile
 11  ©  PPL Corporation 2011  Dividend Profile  $/Share  Annualized A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth (1)  Ongoing  EPS  based  on  mid- point of  forecast.  Annualized dividend  based  on 1st  quarter declaration.  Actual  dividends to  be determined by  Board  of  Directors.  (2)  From  only regulated  segments.  $0.00  $0.20  $0.40  $0.60  $0.80  $1.00  $1.20  $1.40  $1.60  2005  2006  2007  2008  2009  2010  2011  Ongoing EPS  Dividend  (2)  (1)  11  ©  PPL Corporation 2011  Dividend Profile  $/Share  Annualized A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth (1)  Ongoing  EPS  based  on  mid- point of  forecast.  Annualized dividend  based  on 1st  quarter declaration.  Actual  dividends to  be determined by  Board  of  Directors.  (2)  From  only regulated  segments.  $0.00  $0.20  $0.40  $0.60  $0.80  $1.00  $1.20  $1.40  $1.60  2005  2006  2007  2008  2009  2010  2011  Ongoing EPS  Dividend  (2)  (1)

© PPL Corporation 2011
Kentucky Regulated Segment
• Environmental Cost Recovery (ECR) filing with Kentucky PSC
 ▪ Filed in June 2011
 ▪ Discovery phase in process
 ▪ PSC order to be received by year-end 2011
Supply Segment
• Susquehanna Units 1 & 2 return to service after turbine blade replacement
• Generation fleet well-positioned post final EPA regulations
Operational Review

© PPL Corporation 2011
International Regulated Segment
• Synergy plan for Midlands integration on track
• Organizational structure and Reorganization plan have been determined
•Transition from a functional structure to a regional structure under way and will result in:
 ▪ Smaller support structure
 ▪ Elimination of duplicate work
 ▪ Implementation of more efficient procedures
Operational Review (continued)

© PPL Corporation 2011
 14  ©  PPL Corporation 2011  Kentucky Regulated Volume Variances % Change% Change  Note:  Total includes  Residential,  Commercial and  Industrial  customer  classes  as  well as  “Other” ,  which is not  depicted  on the  charts  above.  3- months  Ended  6/ 30/2011 vs.  06/ 30/2010  -0.8%  -2.9%  -3.0%  -2.8%  -5%  -4%  -3%  -2%  -1% 0% 1%  Weather- Normalized  ( charted)  - 0.8%  - 2.9%  - 3.0%  - 2.8%  Actual  - 6.3%  - 7.0%  - 3.8%  - 6.0%  Residential  Commercial  Industrial  Total  12- months  Ended  6/30/ 2011 vs.  06/30/ 2010  -2.8%  -2.3%  1.9%  -1.6%  -5%  -4%  -3%  -2%  -1% 0% 1% 2% 3%  Weather- Normalized  ( charted)  -2.8%  - 2.3%  1.9%  -1.6%  Actual  -8.5%  -5.4%  1.4%  -4.7%  Residential  Commercial  Industrial  Total  14  ©  PPL Corporation 2011  Kentucky Regulated Volume Variances % Change% Change  Note:  Total includes  Residential,  Commercial and  Industrial  customer  classes  as  well as  “Other” ,  which is not  depicted  on the  charts  above.  3- months  Ended  6/ 30/2011 vs.  06/ 30/2010  -0.8%  -2.9%  -3.0%  -2.8%  -5%  -4%  -3%  -2%  -1% 0% 1%  Weather- Normalized  ( charted)  - 0.8%  - 2.9%  - 3.0%  - 2.8%  Actual  - 6.3%  - 7.0%  - 3.8%  - 6.0%  Residential  Commercial  Industrial  Total  12- months  Ended  6/30/ 2011 vs.  06/30/ 2010  -2.8%  -2.3%  1.9%  -1.6%  -5%  -4%  -3%  -2%  -1% 0% 1% 2% 3%  Weather- Normalized  ( charted)  -2.8%  - 2.3%  1.9%  -1.6%  Actual  -8.5%  -5.4%  1.4%  -4.7%  Residential  Commercial  Industrial  Total

© PPL Corporation 2011
 15  ©  PPL Corporation 2011  PA Regulated Volume Variances  % Change% Change  Note:  Total includes  Residential,  Commercial and  Industrial  customer  classes  as  well as  “Other” ,  which is not  depicted  on the  charts  above.  3- months  Ended  6/30/ 2011 vs.  06/30/ 2010  3.5%  2.3%  0.0%  2.1%  -1.0%  0.0%  1.0%  2.0%  3.0%  4.0%  5.0%  Weather- Normalized  ( charted)  3.5%  2.3%  0.0%  2.1%  Actual  7.5%  3.6%  0.0%  4.0%  Residential  Commercial  Industrial  Total  12- months  Ended  6/ 30/2011 vs.  06/ 30/2010  -2.6%  0.3%  0.5%  -0.7%  -4.0%  -3.0%  -2.0%  -1.0%  0.0%  1.0%  2.0%  Weather- Normalized  ( charted)  - 2.6%  0.3%  0.5%  - 0.7%  Actual  4.3%  2.8%  0.5%  2.9%  Residential  Commercial  Industrial  Total  15  ©  PPL Corporation 2011  PA Regulated Volume Variances  % Change% Change  Note:  Total includes  Residential,  Commercial and  Industrial  customer  classes  as  well as  “Other” ,  which is not  depicted  on the  charts  above.  3- months  Ended  6/30/ 2011 vs.  06/30/ 2010  3.5%  2.3%  0.0%  2.1%  -1.0%  0.0%  1.0%  2.0%  3.0%  4.0%  5.0%  Weather- Normalized  ( charted)  3.5%  2.3%  0.0%  2.1%  Actual  7.5%  3.6%  0.0%  4.0%  Residential  Commercial  Industrial  Total  12- months  Ended  6/ 30/2011 vs.  06/ 30/2010  -2.6%  0.3%  0.5%  -0.7%  -4.0%  -3.0%  -2.0%  -1.0%  0.0%  1.0%  2.0%  Weather- Normalized  ( charted)  - 2.6%  0.3%  0.5%  - 0.7%  Actual  4.3%  2.8%  0.5%  2.9%  Residential  Commercial  Industrial  Total

© PPL Corporation 2011
Capacity revenues are expected to be $430 million, $385 million and $590 million for 2011, 2012 and 2013, respectively.
As of June 30, 2011
(1) Represents expected sales based on current business plan assumptions.
(2) The 2011 average hedge energy prices are based on the fixed price swaps as of June 30, 2011; the prior collars have all been converted to fixed swaps.
(3) The 2012 and 2013 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2012 and 2013 power prices at the 5th and 95th percentile confidence levels.
(4) Includes six months of actual results.
(5) Transportation contract in negotiation.
	2011(4)	2012	2013
Baseload
Expected Generation(1) (Million MWhs)	47.9	54.7	54.4
East	40.1	46.2	46.0
West	7.8	8.5	8.4

Current Hedges (%)	98%	97%	69%
East	99%	98%	69%
West	97%	95%	72%

Average Hedged Price (Energy Only) ($/MWh)(2) (3)
East	$57	$54-55	$53-56
West	$54	$53-54	$50-51

Current Coal Hedges (%)	100%	96%	88%
East	100%	95%	91%
West	100%	100%	79%

Average Hedged Consumed Coal Price (Delivered $/Ton)
East	$73-74	$76-80	(5)
West	$23-27	$23-29	$23-30

Intermediate/Peaking
Expected Generation(1) (Million MWhs)	7.6	6.2	6.3
Current Hedges (%)	87%	32%	19%
Enhancing Value Through Active Hedging

© PPL Corporation 2011
Appendix

© PPL Corporation 2011
Regulated Rate Base Growth
($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Includes RAV for WPD Midlands. Figures based on assumed exchange rate of $1.60 / GBP and are as of year-end December 31.
$17.9
$19.3
$21.6
$23.8
$25.5
2011E - 2015E Regulatory Asset Base(1) CAGR: 9.3%
(2)
 18  ©  PPL Corporation 2011  $8.2  $8.7  $9.2  $9.7  $10.1  $6.6  $7.2  $8.5  $9.7  $10.6  $3.1  $3.4  $3.9  $4.4  $4.8  $0.0  $5.0  $10.0  $15.0  $20.0  $25.0  $30.0  2011E  2012E  2013E  2014E  2015E  WPD  LKE  PPL  EU Regulated Rate Base Growth  ($ in  billions)  (1)  Represents  capitalization  for  LKE, as  LG&E and  KU  rate  constructs  are based on  capitalization.  Represents  Regulatory  Asset  Value (RAV)  for  WPD.  (2)  Includes  RAV  for  WPD  Midlands. Figures  based on assumed exchange  rate  of  $1.60  / GBP  and are  as  of  year- end  December  31.  $17.9  $19.3  $21.6  $23.8  $25.5  2011E –  2015E Regulatory Asset  Base(1)  CAGR:  9.3%  (2)  18  ©  PPL Corporation 2011  $8.2  $8.7  $9.2  $9.7  $10.1  $6.6  $7.2  $8.5  $9.7  $10.6  $3.1  $3.4  $3.9  $4.4  $4.8  $0.0  $5.0  $10.0  $15.0  $20.0  $25.0  $30.0  2011E  2012E  2013E  2014E  2015E  WPD  LKE  PPL  EU Regulated Rate Base Growth  ($ in  billions)  (1)  Represents  capitalization  for  LKE, as  LG&E and  KU  rate  constructs  are based on  capitalization.  Represents  Regulatory  Asset  Value (RAV)  for  WPD.  (2)  Includes  RAV  for  WPD  Midlands. Figures  based on assumed exchange  rate  of  $1.60  / GBP  and are  as  of  year- end  December  31.  $17.9  $19.3  $21.6  $23.8  $25.5  2011E –  2015E Regulatory Asset  Base(1)  CAGR:  9.3%  (2

© PPL Corporation 2011
Capital Expenditures
($ in billions)
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.60 / GBP.
(2) Expect approximately 85% to receive timely returns via ECR mechanism based on historical experience.
(1)
(2)
$2.8
$3.7
$4.3
$4.1
$3.7
 19  ©  PPL Corporation 2011  $0.8  $1.0  $1.1  $1.1  $1.2  $0.2  $0.8  $0.9  $0.8  $0.6  $0.5  $0.7  $0.8  $0.6  $0.3  $0.6  $0.5  $0.4  $0.3  $0.3  $0.3  $0.3  $0.9  $0.8  $0.7  $0.6  $0.6  $0.4  $0.2  $0.3  $0.0  $0.5  $1.0  $1.5  $2.0  $2.5  $3.0  $3.5  $4.0  $4.5  $5.0  2011E  2012E  2013E  2014E  2015E  WPD  LKE ECR  LKE base  PA  Transmission  PA  Distribution  Supply  Capital Expenditures  ($ in  billions)  (1)  Includes  capex for  WPD  Midlands.  Figures based on  assumed  exchange  rate  of  $1.60  / GBP.  (2)  Expect approximately  85%  to  receive  timely  returns  via  ECR  mechanism  based on  historical  experience.  (1)  (2)  $2.8  $3.7  $4.3  $4.1  $3.7  19  ©  PPL Corporation 2011  $0.8  $1.0  $1.1  $1.1  $1.2  $0.2  $0.8  $0.9  $0.8  $0.6  $0.5  $0.7  $0.8  $0.6  $0.3  $0.6  $0.5  $0.4  $0.3  $0.3  $0.3  $0.3  $0.9  $0.8  $0.7  $0.6  $0.6  $0.4  $0.2  $0.3  $0.0  $0.5  $1.0  $1.5  $2.0  $2.5  $3.0  $3.5  $4.0  $4.5  $5.0  2011E  2012E  2013E  2014E  2015E  WPD  LKE ECR  LKE base  PA  Transmission  PA  Distribution  Supply  Capital Expenditures  ($ in  billions)  (1)  Includes  capex for  WPD  Midlands.  Figures based on  assumed  exchange  rate  of  $1.60  / GBP.  (2)  Expect approximately  85%  to  receive  timely  returns  via  ECR  mechanism  based on  historical  experience.  (1)  (2)  $2.8  $3.7  $4.3  $4.1  $3.7

© PPL Corporation 2011
Market Prices
(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 6/30/2011.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
 20  ©  PPL Corporation 2011  Market Prices  Balance of  2011  2012  2013  $54  $54  $55  $38  $39  $41  $46  $46  $48  $38  $39  $44  $26  $28  $31  $31  $34  $38  $4.47  $4.84  $5.16  $4.98  $5.57  $5.88  10.9  9.6  9.4  $136.79  $123.63  $187.49  91.0%  89.8%  91.3%  Mid- Columbia  On-Peak  Off-Peak  ATC(1)  ELECTRIC  PJM On-Peak  Off-Peak  ATC(1)  NYMEX  GAS(2)  CAPACITY  PRICES  (Per  MWD)  EQA HEAT  RATE(3)  TZ6NNY  PJM MARKET  (1)  24-hour average.  (2)  NYMEX and TZ6NNY forward gas prices on  6/30/2011.  (3)  Market Heat Rate = PJM on-peak power price divided by  TZ6NNY gas  price.  20  ©  PPL Corporation 2011  Market Prices  Balance of  2011  2012  2013  $54  $54  $55  $38  $39  $41  $46  $46  $48  $38  $39  $44  $26  $28  $31  $31  $34  $38  $4.47  $4.84  $5.16  $4.98  $5.57  $5.88  10.9  9.6  9.4  $136.79  $123.63  $187.49  91.0%  89.8%  91.3%  Mid- Columbia  On-Peak  Off-Peak  ATC(1)  ELECTRIC  PJM On-Peak  Off-Peak  ATC(1)  NYMEX  GAS(2)  CAPACITY  PRICES  (Per  MWD)  EQA HEAT  RATE(3)  TZ6NNY  PJM MARKET  (1)  24-hour average.  (2)  NYMEX and TZ6NNY forward gas prices on  6/30/2011.  (3)  Market Heat Rate = PJM on-peak power price divided by  TZ6NNY gas  price

© PPL Corporation 2011
(1) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(2) Bonds were redeemed at make-whole redemption price in July 2011.
(3) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful.
(4) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(5) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a)
 purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
 21  ©  PPL Corporation 2011  Debt Maturities  Note:  As  of  June 30, 2011  (1)  Excludes  $1.15 billion of  junior  subordinated notes  due  2018  that are a component  of PPL’s  2010 Equity  Units  and  may  be  put  back  to  PPL  Capital Funding  if the remarketing  in  2013  is  not successful.  (2)  Bonds  were  redeemed at  make-whole  redemption  price  in  July 2011.  (3)  Excludes  $978  million of  junior  subordinated notes  due 2019  that  are a component  of PPL’s  2011 Equity  Units  and  may  be  put  back  to  PPL  Capital Funding  if the remarketing  in  2014  is  not successful.  (4)  Bonds  defeased in  substance  in  2008  by depositing  sufficient funds  with  the trustee.  (5)  Represents  REset Put  Securities  due  2035 that  are required to  be  put  by  the  holders  in  October  2015  either  for  (a)  purchase and  remarketing  by  a  remarketing  dealer  or  (b)  repurchase  by  PPL Energy  Supply.  2011  2012  2013  2014  2015  PPL  Capital Funding  $0  $0  $0  (1)  $0  (3)  $0  LG& E  and KU  Energy  ( Holding Co  LKE)  2  0  0  0 400  Louisville  Gas  &  Electric  0  0  0  0 250  Kentucky  Utilities  0  0  0  0 250  PPL  Electric  Utilities  0  0 400 (2)  10  (4)  100  PPL  Energy  Supply  500  0  737  300  300  (5)  WPD  0  0  0  0  0  Total  $502  $ 0  $1,137  $ 310  $1,300  ( Millions)  21  ©  PPL Corporation 2011  Debt Maturities  Note:  As  of  June 30, 2011  (1)  Excludes  $1.15 billion of  junior  subordinated notes  due  2018  that are a component  of PPL’s  2010 Equity  Units  and  may  be  put  back  to  PPL  Capital Funding  if the remarketing  in  2013  is  not successful.  (2)  Bonds  were  redeemed at  make-whole  redemption  price  in  July 2011.  (3)  Excludes  $978  million of  junior  subordinated notes  due 2019  that  are a component  of PPL’s  2011 Equity  Units  and  may  be  put  back  to  PPL  Capital Funding  if the remarketing  in  2014  is  not successful.  (4)  Bonds  defeased in  substance  in  2008  by depositing  sufficient funds  with  the trustee.  (5)  Represents  REset Put  Securities  due  2035 that  are required to  be  put  by  the  holders  in  October  2015  either  for  (a)  purchase and  remarketing  by  a  remarketing  dealer  or  (b)  repurchase  by  PPL Energy  Supply.  2011  2012  2013  2014  2015  PPL  Capital Funding  $0  $0  $0  (1)  $0  (3)  $0  LG& E  and KU  Energy  ( Holding Co  LKE)  2  0  0  0 400  Louisville  Gas  &  Electric  0  0  0  0 250  Kentucky  Utilities  0  0  0  0 250  PPL  Electric  Utilities  0  0 400 (2)  10  (4)  100  PPL  Energy  Supply  500  0  737  300  300  (5)  WPD  0  0  0  0  0  Total  $502  $ 0  $1,137  $ 310  $1,300  ( Millions)

© PPL Corporation 2011
Note: As of June 30, 2011
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than
 9% of the total committed capacity for the domestic facilities and 17% of the total committed capacity for WPD’s facilities.
• In July 2011, PPL Electric Utilities extended the expiration date of its Asset-backed Credit Facility to July 2012.
Liquidity Profile
 22  ©  PPL Corporation 2011  Liquidity Profile  Note:  As  of  June 30, 2011  •  Credit facilities  consist of a diverse bank group, with  no bank  and  its  affiliates providing an  aggregate commitment  of  more  than  9%  of  the total  committed  capacity for the  domestic facilities  and 17% of  the  total committed capacity  for  WPD’s  facilities.  •  In  July 2011,  PPL  Electric  Utilities extended  the expiration  date of  its  Asset-backed  Credit Facility to  July  2012.  Institution  Facility  Expiration  Date  Total  Facility  (Millions)  Letters  of  Credit  Outstanding  (Millions)  Drawn  (Millions)  Availability  (Millions)  PPL Energy  Supply  Syndicated  Credit  Facility  Dec-2014  $3,000  $122  $250  $2,628  Letter  of  Credit  Facility  Mar-2013  200  55  0  145  $3,200  $177  $250  $ 2,773  PPL  Electric  Utilities  Syndicated  Credit  Facility  Dec-2014  $200  $13  $ 0  $187  Asset-backed Credit  Facility  Jul-2011  150  0  0  150  $350  $13  $ 0  $337  Louisville  Gas  &  Electric  Syndicated  Credit  Facility  Dec-2014  $400  $ 0  $ 0  $400  Kentucky  Utilities  Syndicated  Credit  Facility  Dec-2014  $400  $ 0  $ 0  $400  Letter  of  Credit  Facility  Apr-2014  198  198  0  0  $598  $198  $ 0  $400  WPD  PPL  WW  Syndicated  Credit  Facility  Jan-2013  £150  £ 0  £113  £37  WPD  ( South  West)  Syndicated Credit  Facility  Jul-2012  210  0  0  210  WPD  ( East  Midlands)  Syndicated  Credit Facility  Apr-2016  300  70  0  230  WPD  ( West  Midlands)  Syndicated  Credit  Facility  Apr-2016  300  71  0  229  Uncommitted  Credit  Facilities  113  3  0  110  £1,073  £144  £113  £816  22  ©  PPL Corporation 2011  Liquidity Profile  Note:  As  of  June 30, 2011  •  Credit facilities  consist of a diverse bank group, with  no bank  and  its  affiliates providing an  aggregate commitment  of  more  than  9%  of  the total  committed  capacity for the  domestic facilities  and 17% of  the  total committed capacity  for  WPD’s  facilities.  •  In  July 2011,  PPL  Electric  Utilities extended  the expiration  date of  its  Asset-backed  Credit Facility to  July  2012.  Institution  Facility  Expiration  Date  Total  Facility  (Millions)  Letters  of  Credit  Outstanding  (Millions)  Drawn  (Millions)  Availability  (Millions)  PPL Energy  Supply  Syndicated  Credit  Facility  Dec-2014  $3,000  $122  $250  $2,628  Letter  of  Credit  Facility  Mar-2013  200  55  0  145  $3,200  $177  $250  $ 2,773  PPL  Electric  Utilities  Syndicated  Credit  Facility  Dec-2014  $200  $13  $ 0  $187  Asset-backed Credit  Facility  Jul-2011  150  0  0  150  $350  $13  $ 0  $337  Louisville  Gas  &  Electric  Syndicated  Credit  Facility  Dec-2014  $400  $ 0  $ 0  $400  Kentucky  Utilities  Syndicated  Credit  Facility  Dec-2014  $400  $ 0  $ 0  $400  Letter  of  Credit  Facility  Apr-2014  198  198  0  0  $598  $198  $ 0  $400  WPD  PPL  WW  Syndicated  Credit  Facility  Jan-2013  £150  £ 0  £113  £37  WPD  ( South  West)  Syndicated Credit  Facility  Jul-2012  210  0  0  210  WPD  ( East  Midlands)  Syndicated  Credit Facility  Apr-2016  300  70  0  230  WPD  ( West  Midlands)  Syndicated  Credit  Facility  Apr-2016  300  71  0  229  Uncommitted  Credit  Facilities  113  3  0  110  £1,073  £144  £113  £816

© PPL Corporation 2011
Reconciliation of Second Quarter Earnings from
Ongoing Operations to Reported Earnings
 23  ©  PPL Corporation 2011  Reconciliation of Second Quarter Earnings from Ongoing Operations to Reported Earnings $  31  $  118  $  36  $  68  $  253  (3)  (3)  1  1  Non-core  generation  facilities  (2)  (2)  2011 Bridge Facility  costs  (25)  (25)  Foreign  currency  loss  on  2011 Bridge Facility  (39)  (39)  Net  hedge  gains  43  43  Hedge ineffectiveness  (9)  (9)  U.K.  stamp duty  tax  (21)  (21)  Other  acquisition-related  costs  (30)  (30)  Other:  Montana hydroelectric  litigation  (1)  (1)  Litigation  settlement  -  spent  nuclear  fuel  storage  29  29  (80)  23  (57)  $  31  $  38  $  36  $  91  $  196  $  59  $  16  $  164  $  239  (54)  (54)  (1)  (1)  Sundance  indemnification  1  1  Impairments:  Emission  allowances  (5)  (5)  Monetization  of  certain  full-requirement  sales  contracts  (75)  (75)  2010 Bridge Facility  costs  $  (13)  (13)  Other  acquisition-related  costs  (6)  (6)  Montana hydroelectric  litigation  (1)  (1)  (1)  (134)  (19)  (154)  $  58  $  16  $  30  $  (19)  $  85  *  Represents  net  income  attributable  to  PPL  Corporation  Total  Earnings  from  Ongoing Operations  Energy-related economic  activity  Supply  Special  Items:  Costs  Reported  Earnings*  Quarter  Ending  June  30,  2010  Regulated  Regulated  Total  Special  Items  Foreign  currency-related economic  hedges  LKE  acquisition-related  costs:  Other:  Sales of  assets:  Regulated  Special  Items:  Costs  Earnings  from  Ongoing Operations  Energy-related economic  activity  Quarter  Ending  June  30,  2011  Regulated  ( Millions  of  Dollars,  After- Tax)  Unallocated  Supply  Kentucky  International  Pennsylvania  Total  Regulated  Unallocated  Foreign  currency-related economic  hedges  Sales of  assets:  WPD  Midlands acquisition-related  costs:  International  Pennsylvania  Total  Special  Items  Reported  Earnings*  23  ©  PPL Corporation 2011  Reconciliation of Second Quarter Earnings from Ongoing Operations to Reported Earnings $  31  $  118  $  36  $  68  $  253  (3)  (3)  1  1  Non-core  generation  facilities  (2)  (2)  2011 Bridge Facility  costs  (25)  (25)  Foreign  currency  loss  on  2011 Bridge Facility  (39)  (39)  Net  hedge  gains  43  43  Hedge ineffectiveness  (9)  (9)  U.K.  stamp duty  tax  (21)  (21)  Other  acquisition-related  costs  (30)  (30)  Other:  Montana hydroelectric  litigation  (1)  (1)  Litigation  settlement  -  spent  nuclear  fuel  storage  29  29  (80)  23  (57)  $  31  $  38  $  36  $  91  $  196  $  59  $  16  $  164  $  239  (54)  (54)  (1)  (1)  Sundance  indemnification  1  1  Impairments:  Emission  allowances  (5)  (5)  Monetization  of  certain  full-requirement  sales  contracts  (75)  (75)  2010 Bridge Facility  costs  $  (13)  (13)  Other  acquisition-related  costs  (6)  (6)  Montana hydroelectric  litigation  (1)  (1)  (1)  (134)  (19)  (154)  $  58  $  16  $  30  $  (19)  $  85  *  Represents  net  income  attributable  to  PPL  Corporation  Total  Earnings  from  Ongoing Operations  Energy-related economic  activity  Supply  Special  Items:  Costs  Reported  Earnings*  Quarter  Ending  June  30,  2010  Regulated  Regulated  Total  Special  Items  Foreign  currency-related economic  hedges  LKE  acquisition-related  costs:  Other:  Sales of  assets:  Regulated  Special  Items:  Costs  Earnings  from  Ongoing Operations  Energy-related economic  activity  Quarter  Ending  June  30,  2011  Regulated  ( Millions  of  Dollars,  After- Tax)  Unallocated  Supply  Kentucky  International  Pennsylvania  Total  Regulated  Unallocated  Foreign  currency-related economic  hedges  Sales of  assets:  WPD  Midlands acquisition-related  costs:  International  Pennsylvania  Total  Special  Items  Reported  Earnings*

© PPL Corporation 2011
Reconciliation of Second Quarter Earnings from
Ongoing Operations to Reported Earnings
24  ©  PPL Corporation 2011  Reconciliation of Second Quarter Earnings from Ongoing Operations to Reported Earnings  (Per  Share)  $ 0.06 $  0.21  $  0.06  $  0.12  $  0.45  (0.01)  (0.01)  2011 Bridge  Facility  costs  (0.04)  (0.04)  Foreign currency  loss  on  2011 Bridge  Facility  (0.07)  (0.07)  Net  hedge gains  0.08  0.08  Hedge ineffectiveness  (0.02)  (0.02)  U. K.  stamp duty  tax  (0.04)  (0.04)  Other  acquisition-related  costs  (0.05)  (0.05)  Other:  Litigation  settlement  -  spent  nuclear  fuel  storage  0.05  0.05  (0.14)  0.04  (0.10)  $ 0.06 $  0.07  $  0.06  $  0.16  $  0.35  $ 0.15 $  0.04  $  0.43  $  0.62  (0.14)  (0.14)  Emission allowances  (0.01)  (0.01)  Monetization  of  certain full-requirement  sales  contracts  (0.20)  (0.20)  2010 Bridge  Facility  costs  $  (0.03)  (0.03)  Other  acquisition-related  costs  (0.02)  (0.02)  (0.35)  (0.05)  (0.40)  $ 0.15 $  0.04  $  0.08  $  (0.05)  $  0.22  International  Pennsylvania  Unallocated  Energy-related  economic  activity  WPD  Midlands  acquisition-related costs:  Total Special Items  Reported  Earnings  Supply  Total  Earnings  from  Ongoing  Operations  Special Items:  Quarter  Ending  June 30,  2011  Regulated  Regulated  Regulated  Costs  Kentucky  International  Pennsylvania  Unallocated  Total  Earnings  from  Ongoing  Operations  Special Items:  Energy-related  economic  activity  Quarter  Ending  June 30,  2010  Regulated  Regulated  Supply  Costs  Impairments:  LKE  acquisition-related costs:  Total Special Items  Reported  Earnings  24  ©  PPL Corporation 2011  Reconciliation of Second Quarter Earnings from Ongoing Operations to Reported Earnings  (Per  Share)  $ 0.06 $  0.21  $  0.06  $  0.12  $  0.45  (0.01)  (0.01)  2011 Bridge  Facility  costs  (0.04)  (0.04)  Foreign currency  loss  on  2011 Bridge  Facility  (0.07)  (0.07)  Net  hedge gains  0.08  0.08  Hedge ineffectiveness  (0.02)  (0.02)  U. K.  stamp duty  tax  (0.04)  (0.04)  Other  acquisition-related  costs  (0.05)  (0.05)  Other:  Litigation  settlement  -  spent  nuclear  fuel  storage  0.05  0.05  (0.14)  0.04  (0.10)  $ 0.06 $  0.07  $  0.06  $  0.16  $  0.35  $ 0.15 $  0.04  $  0.43  $  0.62  (0.14)  (0.14)  Emission allowances  (0.01)  (0.01)  Monetization  of  certain full-requirement  sales  contracts  (0.20)  (0.20)  2010 Bridge  Facility  costs  $  (0.03)  (0.03)  Other  acquisition-related  costs  (0.02)  (0.02)  (0.35)  (0.05)  (0.40)  $ 0.15 $  0.04  $  0.08  $  (0.05)  $  0.22  International  Pennsylvania  Unallocated  Energy-related  economic  activity  WPD  Midlands  acquisition-related costs:  Total Special Items  Reported  Earnings  Supply  Total  Earnings  from  Ongoing  Operations  Special Items:  Quarter  Ending  June 30,  2011  Regulated  Regulated  Regulated  Costs  Kentucky  International  Pennsylvania  Unallocated  Total  Earnings  from  Ongoing  Operations  Special Items:  Energy-related  economic  activity  Quarter  Ending  June 30,  2010  Regulated  Regulated  Supply  Costs  Impairments:  LKE  acquisition-related costs:  Total Special Items  Reported  Earnings

© PPL Corporation 2011
Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
25  ©  PPL Corporation 2011  Reconciliation of Year-to-Date Earnings from Ongoing Operations to Reported Earnings $ 106 $  193  $  88  $  273  $  660  14  14  Non-core  generation facilities  (3)  (3)  Emission allowances  (1)  (1)  Renewable energy  credits  (2)  (2)  Adjustments  -  nuclear  decommissioning trust  investments  1  1  2011 Bridge  Facility  costs  (30)  (30)  Foreign  currency  loss  on  2011 Bridge  Facility  (39)  (39)  Net  hedge gains  39  39  Hedge ineffectiveness  (9)  (9)  U. K.  stamp duty  tax  (21)  (21)  Other  acquisition-related  costs  (40)  (40)  Other:  Montana hydroelectric  litigation  (1)  (1)  Litigation  settlement  -  spent  nuclear  fuel  storage  29  29  (100)  37  (63)  $ 106 $  93  $  88  $  310  $  597  Unallocated  $  135  $  53  $  408  $  596  (119)  (119)  Foreign currency-related  economic  hedges  (1)  (1)  Sales of  assets:  Sundance  indemnification  1  1  Emission allowance  (7)  (7)  LKE  acquisition-related  costs:  Monetization of  certain  full-requirement  sales  contracts  (75)  (75)  2010 Bridge  Facility  costs  $ (13) (13)  Other  acquisition-related  costs  (6)  (6)  Montana hydroelectric  litigation  (33)  (33)  Health  care reform  - tax  impact  (8)  (8)  (1)  (241)  (19)  (261)  $  134  $  53  $  167  $  (19)  $  335  *  Represents net income  attributable  to  PPL  Corporation  Supply  Other:  Total  Special Items  Impairments  Energy-related  economic  activity  Reported  Earnings*  Year-to-Date  June  30,  2010  Regulated  Supply  Special  Items:  Impairments  Total  Special Items  Reported  Earnings*  Earnings  from  Ongoing Operations  Total  Earnings  from Ongoing Operations  Energy-related  economic  activity  Year-to-Date  June  30,  2011  Regulated  Regulated  Regulated  Special  Items:  Costs  (Millions of  Dollars,  After-Tax)  Kentucky  International  Pennsylvania  Unallocated  Costs  Sales of  assets  WPD  Midlands acquisition-related  costs:  International  Pennsylvania  Total  Regulated  25  ©  PPL Corporation 2011  Reconciliation of Year-to-Date Earnings from Ongoing Operations to Reported Earnings $ 106 $  193  $  88  $  273  $  660  14  14  Non-core  generation facilities  (3)  (3)  Emission allowances  (1)  (1)  Renewable energy  credits  (2)  (2)  Adjustments  -  nuclear  decommissioning trust  investments  1  1  2011 Bridge  Facility  costs  (30)  (30)  Foreign  currency  loss  on  2011 Bridge  Facility  (39)  (39)  Net  hedge gains  39  39  Hedge ineffectiveness  (9)  (9)  U. K.  stamp duty  tax  (21)  (21)  Other  acquisition-related  costs  (40)  (40)  Other:  Montana hydroelectric  litigation  (1)  (1)  Litigation  settlement  -  spent  nuclear  fuel  storage  29  29  (100)  37  (63)  $ 106 $  93  $  88  $  310  $  597  Unallocated  $  135  $  53  $  408  $  596  (119)  (119)  Foreign currency-related  economic  hedges  (1)  (1)  Sales of  assets:  Sundance  indemnification  1  1  Emission allowance  (7)  (7)  LKE  acquisition-related  costs:  Monetization of  certain  full-requirement  sales  contracts  (75)  (75)  2010 Bridge  Facility  costs  $ (13) (13)  Other  acquisition-related  costs  (6)  (6)  Montana hydroelectric  litigation  (33)  (33)  Health  care reform  - tax  impact  (8)  (8)  (1)  (241)  (19)  (261)  $  134  $  53  $  167  $  (19)  $  335  *  Represents net income  attributable  to  PPL  Corporation  Supply  Other:  Total  Special Items  Impairments  Energy-related  economic  activity  Reported  Earnings*  Year-to-Date  June  30,  2010  Regulated  Supply  Special  Items:  Impairments  Total  Special Items  Reported  Earnings*  Earnings  from  Ongoing Operations  Total  Earnings  from Ongoing Operations  Energy-related  economic  activity  Year-to-Date  June  30,  2011  Regulated  Regulated  Regulated  Special  Items:  Costs  (Millions of  Dollars,  After-Tax)  Kentucky  International  Pennsylvania  Unallocated  Costs  Sales of  assets  WPD  Midlands acquisition-related  costs:  International  Pennsylvania  Total  Regulated

© PPL Corporation 2011
Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
 26  ©  PPL Corporation 2011  Reconciliation of Year-to-Date Earnings from Ongoing Operations to Reported Earnings  (Per  Share)  $ 0.20 $  0.37  $  0.17  $  0.52  $  1.26  0.01  0.01  2011 Bridge Facility  costs  (0.06)  (0.06)  Foreign currency  loss  on  2011 Bridge  Facility  (0.07)  (0.07)  Net  hedge gains  0.08  0.08  Hedge ineffectiveness  (0.02)  (0.02)  U. K.  stamp duty  tax  (0.04)  (0.04)  Other  acquisition- related  costs  (0.08)  (0.08)  Other:  Litigation settlement  -  spent  nuclear  fuel  storage  0.06  0.06  (0.19)  0.07  (0.12)  $ 0.20 $  0.18  $  0.17  $  0.59  $  1.14  $ 0.35 $  0.14  $  1.07  $  1.56  (0.30)  (0.30)  Emission allowances  (0.02)  (0.02)  Monetization of  certain full-requirement  sales  contracts  (0.20)  (0.20)  2010 Bridge Facility  costs  $ (0.03) (0.03)  Other  acquisition- related  costs  (0.02)  (0.02)  Montana hydroelectric  litigation  (0.09)  (0.09)  Health  care  reform  - tax  impact  (0.02)  (0.02)  (0.63)  (0.05)  (0.68)  $ 0.35 $  0.14  $  0.44  $  (0.05)  $  0.88  Note:  Per  share amounts  are based on  diluted shares  outstanding.  Impairments:  Other:  Total Special  Items  Reported  Earnings  LKE  acquisition-related  costs:  Total  Earnings  from  Ongoing Operations  Special  Items:  Energy-related economic  activity  Year-to- Date  June  30,  2010  Regulated  Regulated  Supply  Costs  Kentucky  International  Pennsylvania  Unallocated  Supply  Total  Earnings  from  Ongoing Operations  Special  Items:  Year-to- Date  June 30,  2011  Regulated  Regulated  Regulated  Costs  Energy-related economic  activity  WPD  Midlands  acquisition- related costs:  Total Special  Items  Reported  Earnings  International  Pennsylvania  Unallocated  26  ©  PPL Corporation 2011  Reconciliation of Year-to-Date Earnings from Ongoing Operations to Reported Earnings  (Per  Share)  $ 0.20 $  0.37  $  0.17  $  0.52  $  1.26  0.01  0.01  2011 Bridge Facility  costs  (0.06)  (0.06)  Foreign currency  loss  on  2011 Bridge  Facility  (0.07)  (0.07)  Net  hedge gains  0.08  0.08  Hedge ineffectiveness  (0.02)  (0.02)  U. K.  stamp duty  tax  (0.04)  (0.04)  Other  acquisition- related  costs  (0.08)  (0.08)  Other:  Litigation settlement  -  spent  nuclear  fuel  storage  0.06  0.06  (0.19)  0.07  (0.12)  $ 0.20 $  0.18  $  0.17  $  0.59  $  1.14  $ 0.35 $  0.14  $  1.07  $  1.56  (0.30)  (0.30)  Emission allowances  (0.02)  (0.02)  Monetization of  certain full-requirement  sales  contracts  (0.20)  (0.20)  2010 Bridge Facility  costs  $ (0.03) (0.03)  Other  acquisition- related  costs  (0.02)  (0.02)  Montana hydroelectric  litigation  (0.09)  (0.09)  Health  care  reform  - tax  impact  (0.02)  (0.02)  (0.63)  (0.05)  (0.68)  $ 0.35 $  0.14  $  0.44  $  (0.05)  $  0.88  Note:  Per  share amounts  are based on  diluted shares  outstanding.  Impairments:  Other:  Total Special  Items  Reported  Earnings  LKE  acquisition-related  costs:  Total  Earnings  from  Ongoing Operations  Special  Items:  Energy-related economic  activity  Year-to- Date  June  30,  2010  Regulated  Regulated  Supply  Costs  Kentucky  International  Pennsylvania  Unallocated  Supply  Total  Earnings  from  Ongoing Operations  Special  Items:  Year-to- Date  June 30,  2011  Regulated  Regulated  Regulated  Costs  Energy-related economic  activity  WPD  Midlands  acquisition- related costs:  Total Special  Items  Reported  Earnings  International  Pennsylvania  Unallocated

© PPL Corporation 2011
Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
 27  ©  PPL Corporation 2011  Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings  (Per Share)  High  Low  2011  2011  2010  2009  Earnings  from  Ongoing  Operations  2.75  $  2.50  $  3.13  $  1.95  $  Special Items:  Energy-related  economic  activity  0.01  0.01  (0.27)  (0.59)  Sales  of  assets:  Maine hydroelectric  generation business  0.03  0.06  Long  Island  generation  business  (0.09)  Latin American  businesses  (0.07)  Interest  in  Wyman  Unit  4  (0.01)  Impairments:  Emission  allowances  (0.02)  (0.05)  Other  asset  impairments  (0.01)  WPD Midlands  acquisition- related  costs:  2011  Bridge  Facility  costs  (0.06)  (0.06)  Foreign  currency  loss  on  2011  Bridge  Facility  (0.07)  (0.07)  Net  hedge  gains  0.08  0.08  Hedge ineffectiveness  (0.02)  (0.02)  U. K.  stamp  duty  tax  (0.04)  (0.04)  Other  acquisition- related  costs  (0.08)  (0.08)  LKE  acquisition-related costs:  Monetization  of  certain  full-requirement  sales  contracts  (0.29)  Anticipated sale  of  certain non- core  generation  facilities  (0.14)  2010  Bridge  Facility  costs  (0.12)  Discontinued  cash  flow  hedges  and  ineffectiveness  (0.06)  Reduction of  credit  facility  (0.01)  Other  acquisition- related  costs  (0.05)  Workforce  reductions  (0.03)  Other:  Montana hydroelectric  litigation  (0.08)  (0.01)  Health  care  reform  -  tax  impact  (0.02)  Change  in  U. K.  tax  rate  0.04  U.S.  Tax  Court  ruling  ( U.K.  Windfall  Profits  Tax)  0.03  Litigation  settlement  - spent  nuclear  fuel  storage  0.06  0.06  Change  in  tax  accounting  method  related  to  repairs  (0.07)  Total Special Items  (0.12)  (0.12)  (0.96)  (0.87)  Reported  Earnings  2.63  $  2.38  $  2.17  $  1.08  $  Note:  Per  share amounts  are  based on  diluted  shares  outstanding.  Forecast  Actual  27  ©  PPL Corporation 2011  Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings  (Per Share)  High  Low  2011  2011  2010  2009  Earnings  from  Ongoing  Operations  2.75  $  2.50  $  3.13  $  1.95  $  Special Items:  Energy-related  economic  activity  0.01  0.01  (0.27)  (0.59)  Sales  of  assets:  Maine hydroelectric  generation business  0.03  0.06  Long  Island  generation  business  (0.09)  Latin American  businesses  (0.07)  Interest  in  Wyman  Unit  4  (0.01)  Impairments:  Emission  allowances  (0.02)  (0.05)  Other  asset  impairments  (0.01)  WPD Midlands  acquisition- related  costs:  2011  Bridge  Facility  costs  (0.06)  (0.06)  Foreign  currency  loss  on  2011  Bridge  Facility  (0.07)  (0.07)  Net  hedge  gains  0.08  0.08  Hedge ineffectiveness  (0.02)  (0.02)  U. K.  stamp  duty  tax  (0.04)  (0.04)  Other  acquisition- related  costs  (0.08)  (0.08)  LKE  acquisition-related costs:  Monetization  of  certain  full-requirement  sales  contracts  (0.29)  Anticipated sale  of  certain non- core  generation  facilities  (0.14)  2010  Bridge  Facility  costs  (0.12)  Discontinued  cash  flow  hedges  and  ineffectiveness  (0.06)  Reduction of  credit  facility  (0.01)  Other  acquisition- related  costs  (0.05)  Workforce  reductions  (0.03)  Other:  Montana hydroelectric  litigation  (0.08)  (0.01)  Health  care  reform  -  tax  impact  (0.02)  Change  in  U. K.  tax  rate  0.04  U.S.  Tax  Court  ruling  ( U.K.  Windfall  Profits  Tax)  0.03  Litigation  settlement  - spent  nuclear  fuel  storage  0.06  0.06  Change  in  tax  accounting  method  related  to  repairs  (0.07)  Total Special Items  (0.12)  (0.12)  (0.96)  (0.87)  Reported  Earnings  2.63  $  2.38  $  2.17  $  1.08  $  Note:  Per  share amounts  are  based on  diluted  shares  outstanding.  Forecast  Actual

© PPL Corporation 2011
Gross Margins Summary
 28  ©  PPL Corporation 2011  $  360  $  360  $  0.55  $  173  $  157  $  16  $  0.03  45  42  3  - $  218  $  199  $  19  $  0.03  Eastern U.S.  $  395  $  528  $  (133)  $  (0.20)  Western  U. S.  88  88  - -  10  5  5  - $  493  $  621  $  (128)  $  (0.20)  ( a)  Excludes  dilution which is  primarily  associated  with  the June  2010 and April  2011 issuances  of  common  stock.  KY  Gross  Margins  (after-tax)  (a)  Three  Months  Ended  June  30,  Diluted  Per  Share  (Millions  of  Dollars)  2011  2010 Change  PA  Gross  Delivery Margins  by  Component  Distribution  Transmission  Total  Total  Unregulated  Gross  Energy  Margins  by  Region  Non- trading  Net  energy  trading  Gross Margins Summary  28  ©  PPL Corporation 2011  $  360  $  360  $  0.55  $  173  $  157  $  16  $  0.03  45  42  3  - $  218  $  199  $  19  $  0.03  Eastern U.S.  $  395  $  528  $  (133)  $  (0.20)  Western  U. S.  88  88  - -  10  5  5  - $  493  $  621  $  (128)  $  (0.20)  ( a)  Excludes  dilution which is  primarily  associated  with  the June  2010 and April  2011 issuances  of  common  stock.  KY  Gross  Margins  (after-tax)  (a)  Three  Months  Ended  June  30,  Diluted  Per  Share  (Millions  of  Dollars)  2011  2010 Change  PA  Gross  Delivery Margins  by  Component  Distribution  Transmission  Total  Total  Unregulated  Gross  Energy  Margins  by  Region  Non- trading  Net  energy  trading  Gross Margins Summary

© PPL Corporation 2011
A-10
Reconciliation of Second Quarter
Operating Income to Margins
 29  ©  PPL Corporation 2011  A-10 Reconciliation of Second Quarter Operating Income to Margins  $ 639 $  436  $  409  ( c)  $  1,484  $  520  $  172  ( c)  $  692  P  LR  intersegment  Utility  (4)  $  4  (64)  $  64  180  1  ( e)  181  103  (2)  ( e)  101  716  16  ( e)  732  1,219  12  ( e)  1,231  activity  (44)  ( e)  (44)  (666)  ( e)  (666)  10  10  5  5  126  126  110  110  639  432  910  508  2,489  456  1,391  (374)  1,473  206  250  (42)  ( f)  414  252  6  258  40  169  150  75  ( g)  434  209  529  (1)  ( g)  737  activity  (109)  ( g)  (109)  (445)  ( g)  (445)  21  29  9  664  723  23  6  390  419  12  225  237  125  125  20  7  48  75  27  4  22  53  120  120  100  100  (4)  1  3  (2)  2  279  214  417  984  1,894  257  791  199  1,247  21  (21)  ( h)  $ 360 $  218  $  493  $  (476)  $  595  $  199  $  621  $  (594)  $  226  Note:  see  next  slide for footnotes  Operating  Revenues  Kentucky  Other  ( a)  Delivery  Margins  Margins  Margins  Gross Operating  Three  Months  Ended  June  30, 2011  PA  Gross  (Millions  of  Dollars)  Gross  Unregulated  Energy  Inco  me  ( b)  Realized  Unrealized  economic  Unregulated retail  Wholesale energy marketing  electric  and  gas  Utility  Three  Months  Ended June  30,  2010  Unregulate d  Kentucky  P  A  Gross  Gross  Operating  Margins  Margins  Margins  Income  ( b)  Gross  De  livery  Energy  Other  ( a)  Other  operation  and  Depreciation  Energy  purchases  maintenance  Unrealized  economic  Realized  Intercompany  eliminations  Taxes,  other  than  income  Total  Total  Operating  Expenses  Energy-related  businesses  Discontinued  operations  revenue  ( expense)  (d)  Fuel  Operating  Expenses  Net energy  trading  margins  Total  Operating  Revenues  Energy-related  businesses  29  ©  PPL Corporation 2011  A-10 Reconciliation of Second Quarter Operating Income to Margins  $ 639 $  436  $  409  ( c)  $  1,484  $  520  $  172  ( c)  $  692  P  LR  intersegment  Utility  (4)  $  4  (64)  $  64  180  1  ( e)  181  103  (2)  ( e)  101  716  16  ( e)  732  1,219  12  ( e)  1,231  activity  (44)  ( e)  (44)  (666)  ( e)  (666)  10  10  5  5  126  126  110  110  639  432  910  508  2,489  456  1,391  (374)  1,473  206  250  (42)  ( f)  414  252  6  258  40  169  150  75  ( g)  434  209  529  (1)  ( g)  737  activity  (109)  ( g)  (109)  (445)  ( g)  (445)  21  29  9  664  723  23  6  390  419  12  225  237  125  125  20  7  48  75  27  4  22  53  120  120  100  100  (4)  1  3  (2)  2  279  214  417  984  1,894  257  791  199  1,247  21  (21)  ( h)  $ 360 $  218  $  493  $  (476)  $  595  $  199  $  621  $  (594)  $  226  Note:  see  next  slide for footnotes  Operating  Revenues  Kentucky  Other  ( a)  Delivery  Margins  Margins  Margins  Gross  Operating  Three  Months  Ended  June  30, 2011  PA  Gross  (Millions  of  Dollars)  Gross  Unregulated  Energy  Inco  me  ( b)  Realized  Unrealized  economic  Unregulated retail  Wholesale energy marketing  electric  and  gas  Utility  Three  Months Ended June  30,  2010  Unregulated  Kentucky  PA  Gross  Gross  Operating  Margins  Margins  Margins  Inco  me  ( b)  Gross  De  livery  Energy  Other  ( a)  Other  operation  and  Depreciation  Energy  purchases  maintenance  Unrealized  economic  Realized  Intercompany  eliminations  Taxes,  other  than  income  Total  Total  Operating  Expenses  Energy-related  businesses  Discontinued  operations  revenue  ( expense)  (d)  Fuel  Operating  Expenses  Net energy  trading  margins  Total  Operating  Revenues  Energy-related  businesses

© PPL Corporation 2011
Margins footnotes
a) Represents amounts that are excluded from Margins.
b) As reported on the Statement of Income.
c) Represents WPD's utility revenue.
d) Primarily related to PLR supply sold by PPL EnergyPlus to PPL Electric.
e) Represents revenue associated with energy-related economic activity. This activity is described in the
 "Commodity Price Risk (Non-trading) - Economic Activity" section of Note 14 to the Financial Statements in the Form 10-Q for the Quarter Ended June 30, 2011. The three months ended June 30, 2011 includes a pre-tax gain of $6 million related to the amortization of option premiums and a pre-tax realized gain of $10 million related to the monetization of certain full-requirement sales contracts.
    In addition, the three months ended June 30, 2010 includes a pre-tax gain of $12 million related to the amortization of option premiums.
f) Primarily relates to the $50 million spent nuclear fuel litigation settlement and economic activity related to fuel.
g) Represents expenses associated with energy-related economic activity. This activity is described in the
 "Commodity Price Risk (Non-trading) - Economic Activity" section of Note 14 to the Financial Statements in the Form 10-Q for the Quarter Ended June 30, 2011. The three months ended June 30, 2011 includes a pre-tax loss of $76 million related to the monetization of certain full-requirement sales contracts.
    In addition, the three months ended June 30, 2010 includes a pre-tax loss of $1 million related to the amortization of option premiums.
h) Represents the net of certain revenues and expenses associated with certain businesses that are classified as discontinued operations. These revenues and expenses are not reflected in "Operating
 Income" on the Statements of Income.

© PPL Corporation 2011
	2009	2010	2011
Cash from Operations	$1,852	$2,034	$2,020
Increase (Decrease) in cash due to:
Capital Expenditures	(1,265)	(1,644)	(2,805)
Sale of Assets	84	161	384
Other Investing Activities - Net	(71)	(20)	111
Free Cash Flow before Dividends	$ 600	$ 531	$ (290)
(Millions of Dollars)
PPL Corporation Reconciliation of Cash from
Operations to Free Cash Flow before Dividends

© PPL Corporation 2011
Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation’s ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities Company and the 2011
acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10
-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2011
“Earnings from ongoing operations” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of
PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
• Energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Acquisition-related costs and charges.
• Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL’s generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets. Please refer to the Notes to the Consolidated Financial Statements and MD&A in PPL Corporation’s periodic filings with the Securities and Exchange Commission for additional information on energy-related economic activity.
“Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP.
PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
Definitions of Non-GAAP Financial Measures

© PPL Corporation 2011
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas. In calculating this measure, utility revenues and expenses associated with approved cost recovery tracking mechanisms are offset. Certain costs associated with these mechanisms, primarily ECR and DSM, are recorded as
"Other operation and maintenance" expense and the depreciation associated with ECR equipment is recorded as "Depreciation" expense. These mechanisms allow for recovery of certain expenses, returns on capital investments associated with environmental regulations and performance incentives. As a result, this measure represents the net revenues from the Kentucky Regulated segment's operations.

"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and in "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR related energy purchases by PPL Electric from PPL
EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)."  These mechanisms allow for recovery of certain expenses; therefore, certain expenses and revenues offset with minimal impact on earnings. As a result, this measure represents the net revenues from the Pennsylvania Regulated segment's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities. In calculating this measure, the Supply segment's energy revenues, which include operating revenues associated with certain Supply segment businesses that are classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, which is recorded in "Taxes, other than income," and operating expenses associated with certain Supply segment businesses that are classified as discontinued operations. This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise "Unregulated Gross Energy Margins."
This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant swings in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or "Energy purchases" on the
Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)."  in addition, PPL excludes from "Unregulated Gross Energy Margins"
the Supply segment's energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of PPL's competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in this energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-
requirement sales contracts that were monetized, and included in unregulated gross energy margins over the delivery period that was hedged or upon realization.
Definitions of Non-GAAP Financial Measures